UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) September 26, 2014


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                       1-3390                 04-2260388
(State or other jurisdiction of   (Commission            (I.R.S. Employer
 incorporation)                   File Number)          Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code    (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On September 26, 2014, Seaboard Corporation issued a press release announcing that Triumph Foods purchased a 50 percent ownership in Daily's Premium Meats, the processed meats division of Seaboard Foods, which produces and markets raw and precooked bacon, ham and sausage. Daily's Premium Meats will be owned 50/50 by Seaboard Foods and Triumph Foods as of September 27, 2014. As a result of the transaction, Seaboard received cash proceeds of $72.5 million and will recognize an estimated pre-tax gain of approximately $55.0 million, subject to final working capital adjustments.

The foregoing is a summary and does not purport to be a complete description of all terms and conditions of the purchase. The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements, and you should not place undue reliance on any such forward-looking statements, including those regarding the Triumph joint venture and the anticipated benefits of the venture. Forward-looking statements, if made, are based on current intent, beliefs, plans and expectations, and involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements, including whether the conditions to closing the joint venture are satisfied, risks related to operating the joint venture going forward, and the failure to realize anticipates synergies or operational efficiencies from the joint venture. The company cautions investors not to place undue reliance on any forward-looking statements, and encourages investors to review risk factors contained in Seaboard Corporation's most recent Securities and Exchange Commission reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, press releases and other communications. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

     Seaboard hereby furnishes the following exhibit pursuant to Item 8.01:

     99.1 Press release of Seaboard Corporation dated September 26, 2014 announcing the Triumph Foods purchase of a 50 percent interest in Daily's from Seaboard Foods.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  September 26, 2014

                           Seaboard Corporation

                           by: /s/ Steven J. Bresky
                               Steven J. Bresky, Chairman of the Board,
                               President and Chief Executive Officer

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